Accounts Receivable, Net (Details) - USD ($)	6 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Accounts Receivable, Net (Details) [Line Items]
Unbilled accounts receivable	$ 9,285,231	$ 10,027,584
Unbilled accounts receivables, description	The unbilled accounts receivables as of June 30, 2023 are expected to be billed within one year and collected over one year. The billed accounts receivable is expected to be collected within one year.
Total account receivable	$ 15,069,001	$ 14,814,583
Total accounts receivable percentage	11.80%
Percentage of billed accounts receivable	15.70%
Percentage of unbilled accounts receivable	6.40%
Accounts Receivable [Member]
Accounts Receivable, Net (Details) [Line Items]
Total account receivable	$ 2,600,000